Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt

Note 8—Debt

Revolving Credit Facility

On March 30, 2016, the Company entered into a credit agreement (the “Revolving Credit Agreement”) with a syndicate of banks, led by Citibank, N.A. The Revolving Credit Agreement provides for a senior secured asset-based revolving credit facility (the “Credit Facility”), which the Company may draw upon as needed. Available funding commitments to the Company under the Credit Facility, subject to certain conditions, total up to $125.0 million. Under certain circumstances the available revolver borrowings may be increased by an additional $50.0 million. The Revolving Credit Agreement is collateralized by a pledge of certain of the Company’s accounts receivable, deposit accounts, intellectual property, investment property, and equipment, and availability under the Credit Agreement is based on the value of accounts receivable, as reduced by certain reserves.

Borrowed funds bear interest, dependent on the Company’s time and method of borrowing, at an annual rate of either a Base Rate or a LIBOR rate, plus an applicable margin (“Base Rate Borrowings” and “LIBOR Rate Borrowings”). The Base Rate is defined as a fluctuating interest rate equal to the greatest of (1) the Federal Funds rate plus 0.5%, (2) the Prime Rate, and (3) one month LIBOR rate plus 2.0%. The applicable margin is defined as a rate between 0.5% to 1.0% for Base Rate advances and between 1.5% and 2.0% for LIBOR advances, depending on the amount of monthly average excess availability on the facility. The fee for undrawn amounts ranges from 0.25% to 0.30%. Interest is payable either (a) monthly for Base Rate Borrowings or (b) the last day of the Interest Period applicable for LIBOR Rate Borrowings. At December 31, 2016, all borrowings were designated LIBOR Rate Borrowings that bore interest at a weighted average rate of 2.19%.

The Credit Facility matures and all outstanding amounts become due and payable on March 30, 2018.

The Credit Facility contains customary conditions to borrowings, events of default and covenants, including covenants that restrict our ability to sell assets, make changes to the nature of our business, engage in mergers or acquisitions, incur, assume or permit to exist additional indebtedness and guarantees, create or permit to exist liens, pay dividends, issue equity instruments, make distributions or redeem or repurchase capital stock or make other investments, engage in transactions with affiliates and make payments in respect of subordinated debt. The Credit Facility also requires the Company to maintain compliance with a consolidated fixed charge coverage ratio covenant of at least 1.15 to 1.00. As of December 31, 2016, the Company was in compliance with all covenants.

On March 30, 2016, the Company borrowed $50.8 million under the Revolving Credit Agreement to repay all then outstanding borrowings under, and terminate, the Company’s prior debt facility, as well as pay fees and expenses associated with the Revolving Credit Agreement. As of December 31, 2016, $25.8 million was outstanding under the Revolving Credit Agreement.

In connection with the Company’s prior debt facility, the Company was required to pay a fee of $0.8 million upon the occurrence of the IPO. This liquidation fee was paid upon the completion of the IPO and recorded as a component of interest expense in the consolidated statements of operations for the year ended December 31, 2016.